Fundamental Investors® Summary Prospectus Supplement May 1, 2021 (for summary prospectus dated March 1, 2021)

The row referencing “Matthews Cherian” in table under the heading “Portfolio managers” in the “Management” section of the Fundamental Investors prospectus is amended to read as follows:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Mathews Cherian Senior Vice President	5 years	Partner – Capital World Investors

Lit. No. MFGEBS-468-0521P CGD/AFD/10039-S83228

THE FUND PROVIDES A SPANISH TRANSLATION OF THE ABOVE SUMMARY PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE SUMMARY PROSPECTUS SUPPLEMENT FOR THE FUND.

/s/	JULIE E. LAWTON
JULIE E. LAWTON
SECRETARY